Exhibit 99.2

1 INVESTOR CALL 1Q 2025 April 22, 2025, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 348422 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our merger and acquisition activity, including risks associated with our pursuit of future acquisitions; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions (including those resulting from the new administration and Congress), particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services); (8) uncertain duration of trade conflicts and the magnitude of the impact that proposed tariffs may have on our customers’ businesses; (9) increased technology and cybersecurity risks, including generative artificial intelligence risks; (10) the impact of a failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence of severity of fraud, illegal payments, security breaches or other illegal acts impacting us and our customers; (11) credit risk associated with our lending activities; (12) changes in loan demand, real estate values, or competition; (13) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (14) changes in accounting principles, policies, or guidelines; (15) changes in applicable laws, rules, or regulations; (16) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (17) potential impacts of any adverse developments in the banking industry, including the impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (18) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (19) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (20) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered Non-GAAP financial measures (“Non-GAAP”) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of the Company's performance, including: (i) Operating earnings (ii) Operating revenue (iii) Operating pre-provision net revenue (“PPNR”) earnings (iv) Operating noninterest income (v) Operating noninterest expense (vi) Operating efficiency ratio (vii) Tangible common equity (viii) Tangible common equity (excluding Accumulated Other Comprehensive income (“AOCI”)) (ix) Average tangible common equity (x) Tangible book value per common share (xi) Tangible book value per common share (excluding AOCI) (xii) Tangible assets Operating earnings, operating revenue, operating PPNR earnings, operating noninterest income and operating noninterest expense exclude non-operating related income and expense items from net income, noninterest income and noninterest expense, respectively. Operating efficiency ratio is the quotient of operating noninterest expense divided by the sum of net interest income adjusted for taxable equivalent yields plus operating noninterest income. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders' equity and average shareholders' equity, respectively. Tangible common equity (excluding AOCI) excludes goodwill and other intangible assets from shareholders’ equity and accumulated other comprehensive income. Tangible book value per common share is tangible common equity divided by common shares outstanding. Tangible book value per common share (excluding AOCI) is tangible common equity (excluding AOCI) divided by common shares outstanding. Tangible assets excludes goodwill and other intangibles from total assets. A detailed reconciliation of these items and the ratios derived therefrom is available in the Non-GAAP reconciliations. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Unless otherwise indicated, all financial data contained in this presentation is as of 3/31/25

$0.55 $0.57 $0.67 $0.49 $0.57 $0.67 1Q24 4Q24 1Q25 GAAP EPS Diluted Operating EPS $27.37 $29.04 $29.73 $21.12 $22.85 $23.61 1Q24 4Q24 1Q25 BV Per Share TBV Per Share 0.77% 0.75% 0.87% 0.69% 0.75% 0.87% 1Q24 4Q24 1Q25 GAAP ROAA Operating ROAA 10.6% 10.0% 11.6% 9.5% 9.9% 11.6% 1Q24 4Q24 1Q25 ROATCE Operating ROATCE AOCI Impact 3 Unless otherwise indicated, financial data as of or for the three months ended 3/31/25 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2) QoQ: Quarter-over-Quarter 3) “Loans” for purposes of this presentation includes all SmartFinancial loans and leases 4) AOCI: Accumulated Other Comprehensive Income QUARTERLY HIGHLIGHTS: FIRST QUARTER 2025 9% QoQ2 Annualized Tang. Book Value Per Share Growth (Excluding AOCI)1,4 $0.67 Diluted Operating EPS1 0.87% Operating Return on Average Assets1 11.6% Operating Return on Average Tang. Common Equity1 68% Operating Efficiency Ratio1 10% QoQ Annualized Deposit Growth 9% QoQ Annualized Organic Loan3 Growth 83% Loan / Deposit Ratio3 0.19% Non-Performing Assets / Assets $5.4 Billion in Total Assets Diluted Earnings Per Share Book Value Per Share Return on Average Assets Return on Average Tangible Common Equity 1 1 1 1 1,4 $24.76 $23.61 $24.25 $22.85 $21.12 $22.73

$8,778 $11,254 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $0.58 $0.67 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $32,040 $46,835 $( 3, 000) $7, 000 $17, 000 $27, 000 $37, 000 $47, 000 $57, 000 $2,468 $3,992 $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $3,139 $4,809 $- $1, 000 $2, 000 $3, 000 $4, 000 $5, 000 0.18% 0.19% $- $0 $0 $0 $0 $0 4 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$9,054 $11,254 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $0.60 $0.67 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $11,615 $14,539 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 1.01% 0.87% $- $0 $0 $0 $0 $0 $0 12.93% 11.60% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $18.69 $23.61 $16 $17 $18 $19 $20 $21 $22 $23 $24 $25 5 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR Earnings, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Diluted Operating EPS: Operating PPNR Earnings: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue Earnings: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

6 SMARTFINANCIAL: EXPANDING SOUTHEAST FRANCHISE $5.4 Billion in Total Assets $4.0 Billion in Total Loans We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. $4.8 Billion in Total Deposits 42 Total Branches Nashville Knoxville Huntsville Tuscaloosa Mobile Pensacola Birmingham Auburn Tallahassee Dothan Montgomery SmartBank Branch Offices Chattanooga 1) 2024 Great Place to Work survey Panama City 1 94%

$1.0 $1.1 $1.7 $2.3 $2.4 $3.3 $4.6 $4.6 $4.8 $5.3 $5.4 $- $1 $2 $3 $4 $5 $6 $7 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 7 SMARTBANK JOURNEY: LOOKING AHEAD Validation: Scaling: Leveraging: • Focused on validating platform and substantiating market need • Completed Cornerstone merger-of-equals • Completed functional initial public offering • Began expanding commercial banking product offering • Quickly recognized the need for scale to spread operating cost over larger asset base • Focused on building scale through asset growth with emphasis on fee revenue drivers • Completed four bank acquisitions • Acquired Fountain Equipment Finance • Started dealer floor plan lending unit • Expanded into seven new de novo markets • Broadened Treasury Management and commercial banking product package • Implemented several multi-year IT infrastructure projects • Consolidated inconsistent legacy products, services and operational procedures • Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE • Strategic hiring supported by existing infrastructure • Further investment in commercial banking business • Heightened focus on commercial sales process • Targeted business relationship generation and client profitability profiles • Operational and product enhancement in key areas (Treasury Management, digital capabilities, etc.) • M&A focus shifted to strategics and/or “needle moving” opportunities $ in Billions, unless otherwise indicated Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

$( 500, 000) $- $500, 000 $1, 000, 000 $1, 500, 000 $2, 000, 000 MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 8 ► Producers: 44 ► Loans: 60% ► Deposits: 62% ► ’21-’25 Growth: 10% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/ 1) Producers includes relationship managers, market leaders and regional presidents responsible for meeting business production goals 2) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 3/31/25, respectively 3) 12/31/21 – 3/31/25 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Producers: 27 ► Loans: 24% ► Deposits: 29% ► ’21-’25 Growth: 26% Alabama ► Producers: 11 ► Loans: 15% ► Deposits: 9% ► ’21-’25 Growth: 11% Coastal July 1, 2022 to July 1, 2023 AMERICA’S TOP STATES FOR BUSINESS 2024 N. CAROLINA: #2 GEORGIA: #4 FLORIDA: #5 TENNESSEE: #8 S. CAROLINA: #19 ALABAMA: #20 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile 1.1% 1,423,260 0.2% 137,299 0.2% 126,255 -43,330 1.1% Auburn Dothan Tuscaloosa Panama City

$2,382 $2,693 $3,254 $3,444 $3,906 $3,992 5.86% 5.88% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2020Y 2021Y 2022Y 2023Y 2024Y 1Q25 23% 23% 23% 22% 22% 27% 28% 28% 28% 28% 19% 20% 20% 20% 19% 9% 8% 8% 9% 9% 19% 19% 19% 19% 20% $3,478 $3,574 $3,717 $3,906 $3,992 1Q24 2Q24 3Q24 4Q24 1Q25 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other 9 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 13% Since 2020 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 15% Resi/Comm Land Dev. 14% Resi/Comm Land 20% CRE (OO) 13% CRE (NOO) 21% Multifamily 22% Hotel & Hospitality 32% Retail Space 10% Office Space 11% Ind. & Warehouse 6% Misc. 15% 10 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding net book value balance shown $1.1 Billion2 - 28% of Total Loans $357 Million2 - 9% of Total Loans

$8,995 $9,975 $12,619 $10,088 $10,365 0.18% 0.20% 0.26% 0.19% 0.19% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Loans and Leases OREO & Other Repos Nonperforming Assets / Total Assets 275% 277% 287% 303% 304% 70% 63% 67% 76% 73% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 1Q24 2Q24 3Q24 4Q24 1Q25 CRE Loans / Capital C&D Loans / Capital $10,832 $10,430 $13,903 $15,248 $15,474 0.31% 0.29% 0.37% 0.39% 0.39% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 1Q24 2Q24 3Q24 4Q24 1Q25 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.31% 0.28% 0.27% 0.30% 0.24% 0.09% 0.05% 0.15% 0.02% 0.01% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 1Q24 2Q24 3Q24 4Q24 1Q25 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $34,203 $34,690 $35,609 $37,423 $38,175 0.98% 0.97% 0.96% 0.96% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses (ACL) ACL / Loans HFI 11 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

21% 21% 20% 21% 18% 23% 23% 19% 18% 18% 44% 44% 43% 44% 44% 12% 12% 18% 18% 19% $4,394 $4,317 $4,322 $4,686 $4,809 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits 12 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 83% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Complexion Change as Cost Optimization Occurs $2,805 $4,022 $4,077 $4,268 $4,686 $4,809 2.51% 2.37% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $1, 000 $2, 000 $3, 000 $4, 000 $5, 000 2020Y 2021Y 2022Y 2023Y 2024Y 1Q25

$131 $144 $3 $48 $43 $122 $41 $75 $39 $- $- $50 $100 $150 $200 $250 $300 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs 2.94% 3.60% 3.59% 3.54% 3.42% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Sec. Yield (AFS/HTM) 13 SECURITIES DETAIL: STABLE YIELDS AND CASHFLOW $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Adverse Portfolio Designed for Liquidity $647 Million Book Value 3.40% Book Yield ($42) Million Unrealized Loss • ($25) Million in Available-for-Sale Securities (AFS) • ($17) Million in Held-to-Maturity (HTM) 5.2 Year Average Life 3.3 Year Effective Duration 82% / 18% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

14 REPRICING SCHEDULE: YIELD ENHANCEMENT ON THE HORIZON $136 Million in Fixed Rate Loans Yielding 4.81% Maturing by 2025 Year End $75 Million in Adjustable-Rate Loans Yielding 6.42% Maturing or Repricing by 2025 Year End $44 Million in Investment Portfolio Principal Cash Flow Yielding 3.81% Returning by 2025 Year End 2028 & ($ in millions) 2Q25 3Q25 4Q25 2026 2027 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 52 $ 22 $ 62 $ 307 $ 374 $ 1,161 Weighted Average Yield 5.32% 5.13% 4.27% 5.01% 5.14% 5.43% Adjustable Rate Loans $ 22 $ 30 $ 23 $ 133 $ 108 $ 356 Weighted Average Yield 7.01% 6.25% 6.07% 4.70% 4.55% 6.16% Investment Cashflow Schedule: Principal Cashflow $ 16 $ 15 $ 14 $ 61 $ 88 $ 439 Yield Roll-Off 3.83% 3.80% 3.79% 3.24% 2.49% 3.65% Quarterly FYE

Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $423 $0 $423 Unpledged Securities 155 0 155 Available Sources of Liquidity: Fed Funds 96 0 96 FHLB 542 249 293 FRB 388 0 388 HC LoC 35 4 31 Total Liquidity $1,639 $253 $1,386 106% 96% Peer Average SMBK 91% 83% Peer Average SMBK 15 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) Federal Reserve Board discount window borrowing capacity shown as of March 31, 2025 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.4 Billion in Untapped Liquidity Sources $578 Million in On-Balance Sheet Liquidity 1.2x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated 2

$478 $343 $193 $388 $423 $655 $630 $629 $609 $625 13.2% 12.9% 12.8% 11.5% 11.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 1Q24 2Q24 3Q24 4Q24 1Q25 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets 1Q24 2Q24 3Q24 4Q24 1Q25 Cash Yield 5.53% 5.52% 5.41% 4.67% 4.60% Sec. Yield (AFS & HTM)1 2.94% 3.60% 3.59% 3.54% 3.42% Loans (less Accr. & Fees) 5.71% 5.80% 5.95% 5.95% 5.88% Loan Accr. & Fees 0.11% 0.06% 0.07% 0.09% 0.08% Loan Yield (incl. Accr. & Fees) 5.82% 5.87% 6.02% 6.04% 5.97% IE Asset Yield 5.36% 5.52% 5.65% 5.64% 5.56% Net Interest Margin (FTE) 2.85% 2.97% 3.11% 3.24% 3.21% $31,721 $32,814 $35,032 $37,783 $38,238 $7,034 $7,321 $9,139 $8,966 $8,597 $38,755 $40,135 $44,171 $46,749 $46,835 2.85% 2.97% 3.11% 3.24% 3.21% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 $48, 000 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 16 LIQUIDITY MANAGEMENT: MARGIN INFLECTION UNDERWAY Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$1,432 , 0.8% $791 , 0.5% $(1,898), -1.1% Interest Income % Change Shock -200bps Shock -100bps Shock +100bps $1,080 , 0.6% $571 , 0.3% Interest Income % Change $(1,096), -0.6% Ramp -200bps Ramp -100bps Ramp +100bps $1,978 49% $649 16% $1,383 35% Fixed Rate LT Variable ST Variable 17 INTEREST RATE SENSITIVITY Fixed vs. Variable Rate Loans Static Shock / Rate Ramp Analysis1 1) Based on 12-month static rate shock and ramp analysis as of 3/31/25. These estimates of changes in SmartFinancial’s net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results $2.0 Billion Fixed Rate Loans $2.0 Billion Variable Rate Loans • $1.4 Billion Short-Term Variable Rate (Resetting within 1 - 3 Months) • $649 Million Long-Term Variable Rate (Resets > 3 Months) $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$7,034 $7,321 $9,139 $8,966 $8,597 1Q24 2Q24 3Q24 4Q24 1Q25 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 18 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

73% 72% 69% 69% 68% 1Q24 2Q24 3Q24 4Q24 1Q25 Operating Efficiency Ratio $28,553 $29,201 $30,846 $32,291 $32,296 1Q24 2Q24 3Q24 4Q24 1Q25 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 19 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

7.4% 7.7% 8.0% 7.5% 7.6% 1Q24 2Q24 3Q24 4Q24 1Q25 10.2% 10.1% 10.1% 9.8% 9.8% 1Q24 2Q24 3Q24 4Q24 1Q25 8.2% 8.3% 8.4% 8.3% 8.2% 1Q24 2Q24 3Q24 4Q24 1Q25 11.9% 11.7% 11.6% 11.1% 11.2% 1Q24 2Q24 3Q24 4Q24 1Q25 $17.92 $19.26 $19.09 $20.76 $22.85 $23.61 $17.77 $19.17 $21.18 $22.29 $24.25 $24.76 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 $26. 00 2020Y 2021Y 2022Y 2023Y 2024Y 1Q25 TBV Per Share Adj. TBV Per Share (Excl. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 20 Note: Capital ratio data as of the most recent period ended 3/31/25 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $6.99 TBVPS1 Created 2020 – 2025 (Excluding Accumulated Other Comprehensive Income) $0.08 2025 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 21 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 22

4Q24 1Q24 ($ in thousands, except per share data) 1Q25 4Q24 1Q24 % Chg. % Chg. Net Interest Income $ 38,238 $ 37,783 $ 31,721 1% 21% Provision for Credit Losses 979 2,135 (440) Noninterest Income 8,597 9,030 8,380 (5%) 3% Noninterest Expense 32,296 32,291 28,553 0% 13% Income Tax Expense 2,306 2,747 2,630 Net Income (GAAP) $ 11,254 $ 9,640 $ 9,358 17% 20% Non-GAAP Reconciliations Noninterest Income - (64) (1,346) Noninterest Expense - - - Income Tax Effect Of Adjustments - 17 348 Operating Earnings (Non-GAAP) $ 11,254 $ 9,593 $ 8,360 17% 35% Operating PPNR Earnings (Non-GAAP) $ 14,539 $ 14,458 $ 10,202 1% 43% 4Q24 1Q24 Non-GAAP Performance Metrics 1Q25 4Q24 1Q24 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.67 $ 0.57 $ 0.49 17% 35% Tangible Book Value Per Common Share $ 23.61 $ 22.85 $ 21.12 3% 12% Operating Return on Average Assets 0.87% 0.75% 0.69% Operating PPNR Return on Average Assets 1.12% 1.13% 0.84% Operating Return on Average Tang. Common Equity 11.6% 9.9% 9.5% Operating Efficiency Ratio 68.5% 68.6% 73.5% 1Q25 vs. 1Q25 vs. 23 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED FIRST QUARTER RESULTS

1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 Operating Earnings Net Income (GAAP) $ 11,254 $ 9,640 $ 9,140 $ 8,003 $ 9,358 $ 6,190 $ 2,067 $ 8,836 Noninterest Income: Securities (Gains) Losses - (64) - - - - 6,801 - Gain on Sale of Branch Building - - - (283) (1,346) - - - Noninterest Expenses: Donation of a Former Branch Location - - - - - 250 - - Accruals For Pending Litigation - - - - - 675 - - Merger Related And Restructuring Expenses - - - - - - 110 - Income Taxes: Income Tax Effect Of Adjustments - 17 - 73 348 (239) (1,785) - Operating Earnings (Non-GAAP) $ 11,254 $ 9,593 $ 9,140 $ 7,793 $ 8,360 $ 6,876 $ 7,193 $ 8,836 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.67 $ 0.57 $ 0.55 $ 0.47 $ 0.50 $ 0.41 $ 0.43 $ 0.53 Diluted 0.67 0.57 0.54 0.46 0.49 0.41 0.43 0.52 Operating Noninterest Income Noninterest Income (GAAP) $ 8,597 $ 9,030 $ 9,139 $ 7,604 $ 8,380 $ 7,579 $ 691 $ 7,130 Securities (Gains) Losses - (64) - - - - 6,801 - Gain on Sale of Branch Building - - - (283) (1,346) - - - Operating Noninterest Income (Non-GAAP) $ 8,597 $ 8,966 $ 9,139 $ 7,321 $ 7,034 $ 7,579 $ 7,492 $ 7,130 Operating Noninterest Expense Noninterest Expense (GAAP) $ 32,296 $ 32,291 $ 30,846 $ 29,201 $ 28,553 $ 29,695 $ 28,516 $ 27,410 Donation of a Former Branch Location - - - - - (250) - - Accruals For Pending Litigation - - - - - (675) - - Merger Related And Restructuring Expenses - - - - - - (110) - Operating Noninterest Expense (Non-GAAP) $ 32,296 $ 32,291 $ 30,846 $ 29,201 $ 28,553 $ 28,770 $ 28,406 $ 27,410 Operating Revenue Net Interest Income (GAAP) $ 38,238 $ 37,783 $ 35,032 $ 32,814 $ 31,721 $ 31,517 $ 31,006 $ 31,575 Operating Noninterest Income (Non-GAAP) 8,597 8,966 9,139 7,321 7,034 7,579 7,492 7,130 Operating Revenue (Non-GAAP) 46,835 46,749 44,171 40,135 38,755 39,096 38,498 38,705 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 46,835 $ 46,749 $ 44,171 $ 40,135 $ 38,755 $ 39,096 $ 38,498 $ 38,705 Operating Noninterest Expense (Non-GAAP) (32,296) (32,291) (30,846) (29,201) (28,553) (28,770) (28,406) (27,410) Operating PPNR Earnings (Non-GAAP) $ 14,539 $ 14,458 $ 13,325 $ 10,934 $ 10,202 $ 10,326 $ 10,092 $ 11,295 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.87% 0.75% 0.74% 0.64% 0.69% 0.57% 0.60% 0.75% Operating PPNR Return On Average Assets (Non-GAAP)(2) 1.12% 1.13% 1.08% 0.90% 0.84% 0.86% 0.84% 0.96% Return On Average Tangible Common Equity (Non-GAAP)(3) 11.60% 9.99% 9.75% 8.94% 10.62% 7.18% 2.43% 10.57% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 9.17% 7.80% 7.60% 6.72% 7.29% 6.07% 6.41% 7.98% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 11.60% 9.94% 9.75% 8.70% 9.49% 7.98% 8.46% 10.57% Operating Efficiency Ratio Efficiency Ratio (GAAP) 68.96% 68.98% 69.83% 72.25% 71.20% 75.95% 89.96% 70.82% Adjustment For Taxable Equivalent Yields (0.50%) (0.49%) (0.55%) (0.63%) (0.17%) (0.18%) (0.27%) (0.18%) Adjustment For Securities (Gains) Losses - 0.09% - - - - (15.89%) - Adjustment For Sale of Branch Building - - - 0.51% 2.46% - - - Adjustment For Donation of a Former Branch Location - - - - - (0.64%) - - Adjustment For Accruals For Pending Litigation - - - - - (1.72%) - - Adjustment For Merger Expenses - - - - - - (0.20%) - Operating Efficiency Ratio (Non-GAAP) 68.46% 68.58% 69.28% 72.13% 73.50% 73.41% 73.60% 70.64% NON-GAAP RECONCILIATION 24 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Operating Earnings Net Income (GAAP) $ 11,500 $ 13,004 $ 11,543 $ 10,215 $ 8,259 $ 6,655 $ 9,600 $ 8,778 Noninterest Income: Securities (Gains) Losses - (144) - - - - (45) - Gain on Sale of Branch Building - - - - - - - - Noninterest Expenses: Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - (45) 87 81 439 2,762 464 372 Income Taxes: Income Tax Effect Of Adjustments - 49 (22) (21) (113) (713) (108) (96) Operating Earnings (Non-GAAP) $ 11,500 $ 12,864 $ 11,608 $ 10,275 $ 8,585 $ 8,704 $ 9,911 $ 9,054 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.69 $ 0.77 $ 0.69 $ 0.61 $ 0.51 $ 0.52 $ 0.64 $ 0.60 Diluted 0.68 0.76 0.69 0.61 0.51 0.52 0.63 0.60 Operating Noninterest Income Noninterest Income (GAAP) $ 6,925 $ 7,125 $ 6,250 $ 7,229 $ 7,111 $ 6,806 $ 6,309 $ 5,143 Securities (Gains) Losses - (144) - - - - (45) - Gain on Sale of Branch Building - - - - - - - - Operating Noninterest Income (Non-GAAP) $ 6,925 $ 6,981 $ 6,250 $ 7,229 $ 7,111 $ 6,806 $ 6,264 $ 5,143 Operating Noninterest Expense Noninterest Expense (GAAP) $ 27,529 $ 27,416 $ 27,230 $ 25,926 $ 25,718 $ 27,823 $ 23,309 $ 20,797 Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - 45 (87) (81) (439) (2,762) (464) (372) Operating Noninterest Expense (Non-GAAP) $ 27,529 $ 27,461 $ 27,143 $ 25,845 $ 25,279 $ 25,061 $ 22,845 $ 20,425 Operating Revenue Net Interest Income (GAAP) $ 35,982 $ 37,612 $ 36,708 $ 33,062 $ 30,118 $ 29,855 $ 30,382 $ 26,897 Operating Noninterest Income (Non-GAAP) 6,925 6,981 6,250 7,229 7,111 6,806 6,264 5,143 Operating Revenue (Non-GAAP) 42,907 44,593 42,958 40,291 37,229 36,661 36,646 32,040 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 42,907 $ 44,593 $ 42,958 $ 40,291 $ 37,229 $ 36,661 $ 36,646 $ 32,040 Operating Noninterest Expense (Non-GAAP) (27,529) (27,461) (27,143) (25,845) (25,279) (25,061) (22,845) (20,425) Operating PPNR Earnings (Non-GAAP) $ 15,378 $ 17,132 $ 15,815 $ 14,446 $ 11,950 $ 11,600 $ 13,801 $ 11,615 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.97% 1.10% 0.96% 0.88% 0.76% 0.77% 1.00% 1.01% Operating PPNR Return On Average Assets (Non-GAAP)(2) 1.30% 1.46% 1.30% 1.23% 1.05% 1.03% 1.39% 1.30% Return On Average Tangible Common Equity (Non-GAAP)(3) 14.45% 16.65% 14.36% 13.02% 10.39% 8.18% 12.84% 12.54% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 10.79% 12.15% 10.83% 9.82% 8.14% 8.09% 10.01% 9.83% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 14.45% 16.47% 14.44% 13.09% 10.80% 10.70% 13.26% 12.93% Operating Efficiency Ratio Efficiency Ratio (GAAP) 64.16% 61.28% 63.39% 64.35% 69.08% 75.89% 63.53% 64.91% Adjustment For Taxable Equivalent Yields (0.14%) (0.22%) (0.25%) (0.27%) (0.31%) (0.32%) (0.25%) (0.30%) Adjustment For Securities (Gains) Losses - 0.20% - - - - (0.08%) - Adjustment For Sale of Branch Building - - - - - - - - Adjustment For Donation of a Former Branch Location - - - - - - - - Adjustment For Accruals For Pending Litigation - - - - - - - - Adjustment For Merger Expenses - 0.10% (0.21%) (0.20%) (1.17%) (7.50%) (1.10%) (1.15%) Operating Efficiency Ratio (Non-GAAP) 64.02% 61.36% 62.93% 63.88% 67.60% 68.07% 62.09% 63.46% NON-GAAP RECONCILIATION 25 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 Tangible Common Equity: Shareholders' Equity (GAAP) $ 505,941 $ 491,461 $ 489,023 $ 472,465 $ 466,796 $ 459,886 $ 446,652 $ 444,847 Less Goodwill And Other Intangible Assets 104,154 104,723 105,324 105,929 106,537 107,148 107,792 108,439 Tangible Common Equity (Non-GAAP) $ 401,787 $ 386,738 $ 383,699 $ 366,536 $ 360,259 $ 352,738 $ 338,860 $ 336,408 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 497,980 $ 489,172 $ 478,642 $ 466,371 $ 461,148 $ 449,526 $ 445,432 $ 444,283 Less Goodwill And Other Intangible Assets 104,504 105,093 105,701 106,301 106,920 107,551 108,194 108,851 Average Tangible Common Equity (Non-GAAP) $ 393,476 $ 384,079 $ 372,941 $ 360,070 $ 354,228 $ 341,975 $ 337,238 $ 335,432 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 29.73 $ 29.04 $ 28.89 $ 27.91 $ 27.37 $ 27.07 $ 26.28 $ 26.16 Adjustment Due To Goodwill And Other Intangible Assets (6.12) (6.19) (6.22) (6.25) (6.25) (6.31) (6.34) (6.38) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 23.61 $ 22.85 $ 22.67 $ 21.66 $ 21.12 $ 20.76 $ 19.94 $ 19.78 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 5,411,217 $ 5,275,904 $ 4,908,934 $ 4,891,009 $ 4,954,690 $ 4,829,387 $ 4,797,171 $ 4,745,800 Less Goodwill And Other Intangibles 104,154 104,723 105,324 105,929 106,537 107,148 107,792 108,439 Tangible Assets (Non-GAAP) $ 5,307,063 $ 5,171,181 $ 4,803,610 $ 4,785,080 $ 4,848,153 $ 4,722,239 $ 4,689,379 $ 4,637,361 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.57% 7.48% 7.99% 7.66% 7.43% 7.47% 7.23% 7.25% NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 26 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Tangible Common Equity: Shareholders' Equity (GAAP) $ 443,399 $ 432,452 $ 414,711 $ 420,427 $ 420,042 $ 429,430 $ 424,720 $ 373,393 Less Goodwill And Other Intangible Assets 109,114 109,772 110,460 104,582 105,215 105,852 104,930 90,966 Tangible Common Equity (Non-GAAP) $ 334,285 $ 322,680 $ 304,251 $ 315,845 $ 314,827 $ 323,578 $ 319,790 $ 282,427 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 432,382 $ 420,037 $ 425,365 $ 419,726 $ 427,945 $ 426,808 $ 392,798 $ 369,325 Less Goodwill And Other Intangible Assets 109,537 110,206 106,483 104,986 105,617 104,193 96,250 88,551 Average Tangible Common Equity (Non-GAAP) $ 322,845 $ 309,831 $ 318,882 $ 314,740 $ 322,328 $ 322,615 $ 296,548 $ 280,774 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 26.08 $ 25.59 $ 24.56 $ 24.88 $ 24.86 $ 25.56 $ 25.28 $ 24.71 Adjustment Due To Goodwill And Other Intangible Assets (6.42) (6.50) (6.54) (6.19) (6.23) (6.30) (6.25) (6.02) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 19.66 $ 19.09 $ 18.02 $ 18.69 $ 18.64 $ 19.26 $ 19.03 $ 18.69 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 4,769,805 $ 4,637,498 $ 4,796,911 $ 4,788,113 $ 4,718,579 $ 4,611,579 $ 4,384,031 $ 3,654,356 Less Goodwill And Other Intangibles 109,114 109,772 110,460 104,582 105,215 105,852 104,930 90,966 Tangible Assets (Non-GAAP) $ 4,660,691 $ 4,527,726 $ 4,686,451 $ 4,683,531 $ 4,613,364 $ 4,505,727 $ 4,279,101 $ 3,563,390 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.17% 7.13% 6.49% 6.74% 6.82% 7.18% 7.47% 7.93% NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 27 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 443,399 $ 432,452 $ 414,711 $ 420,427 $ 420,042 $ 429,430 $ 424,720 $ 373,393 Less Goodwill And Other Intangible Assets 109,114 109,772 110,460 104,582 105,215 105,852 104,930 90,966 Tangible Common Equity (Non-GAAP) $ 334,285 $ 322,680 $ 304,251 $ 315,845 $ 314,827 $ 323,578 $ 319,790 $ 282,427 Less Adjustment Due to AOCI (Loss) (28,620) (35,324) (40,807) (24,648) (15,556) 1,443 2,559 2,338 Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 362,905 $ 358,004 $ 345,058 $ 340,493 $ 330,383 $ 322,135 $ 317,231 $ 280,089 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 26.08 $ 25.59 $ 24.56 $ 24.88 $ 24.86 $ 25.56 $ 25.28 $ 24.71 Adjustment Due To Goodwill And Other Intangible Assets (6.42) (6.50) (6.54) (6.19) (6.23) (6.30) (6.25) (6.02) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 19.66 $ 19.09 $ 18.02 $ 18.69 $ 18.64 $ 19.26 $ 19.03 $ 18.69 Less Adjustment Due to AOCI (Loss) (1.68) (2.09) (2.42) (1.46) (0.92) 0.09 0.15 0.15 Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 21.34 $ 21.18 $ 20.43 $ 20.15 $ 19.56 $ 19.17 $ 18.88 $ 18.54 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 505,941 $ 491,461 $ 489,023 $ 472,465 $ 466,796 $ 459,886 $ 446,652 $ 444,847 Less Goodwill And Other Intangible Assets 104,154 104,723 105,324 105,929 106,537 107,148 107,792 108,439 Tangible Common Equity (Non-GAAP) $ 401,787 $ 386,738 $ 383,699 $ 366,536 $ 360,259 $ 352,738 $ 338,860 $ 336,408 Less Adjustment Due to AOCI (Loss) (19,647) (23,671) (17,349) (25,798) (27,425) (25,907) (34,156) (35,017) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 421,434 $ 410,409 $ 401,048 $ 392,334 $ 387,684 $ 378,645 $ 373,016 $ 371,425 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 29.73 $ 29.04 $ 28.89 $ 27.91 $ 27.37 $ 27.07 $ 26.28 $ 26.16 Adjustment Due To Goodwill And Other Intangible Assets (6.12) (6.19) (6.22) (6.25) (6.25) (6.31) (6.34) (6.38) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 23.61 $ 22.85 $ 22.67 $ 21.66 $ 21.12 $ 20.76 $ 19.94 $ 19.78 Less Adjustment Due to AOCI (Loss) (1.15) (1.40) (1.02) (1.52) (1.61) (1.52) (2.01) (2.06) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 24.76 $ 24.25 $ 23.69 $ 23.18 $ 22.73 $ 22.29 $ 21.95 $ 21.84 NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 28 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

2024Y 2023Y 2022Y 2021Y 2020Y 2019Y Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 491,461 $ 459,886 $ 432,452 $ 429,430 $ 357,168 $ 312,747 Less Goodwill And Other Intangible Assets 104,723 107,148 109,772 105,852 86,471 77,193 Tangible Common Equity (Non-GAAP) $ 386,738 $ 352,738 $ 322,680 $ 323,578 $ 270,697 $ 235,554 Less Adjustment Due to AOCI (Loss) (23,671) (25,907) (35,324) 1,443 2,183 168 Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 410,409 $ 378,645 $ 358,004 $ 322,135 $ 268,514 $ 235,386 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 29.04 $ 27.07 $ 25.59 $ 25.56 $ 23.64 $ 22.33 Adjustment Due To Goodwill And Other Intangible Assets (6.19) (6.31) (6.50) (6.30) (5.72) (5.51) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 22.85 $ 20.76 $ 19.09 $ 19.26 $ 17.92 $ 16.82 Less Adjustment Due to AOCI (Loss) (1.40) (1.52) (2.09) 0.09 0.14 0.01 Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 24.25 $ 22.29 $ 21.18 $ 19.17 $ 17.77 $ 16.80 NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 29 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated

CONTACT 30 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com